GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class R Shares

of the

Goldman Sachs Income Fund

(the “Fund”)

Supplement dated June 15, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2022.

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved, on behalf of the Fund, the termination of Class R Shares of the Fund (the “Termination”).

Effective immediately, in anticipation of the Termination, Class R Shares of the Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Goldman Sachs Funds. In addition, effective immediately, Class R Shares of the Fund will be closed to all new accounts.

The Termination is expected to occur on or about July 14, 2023 or on such later date as the officers of the Trust determine.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MSFI5TBDSTK 06-23